UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
May 14, 2021

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 420-3002
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2021, Plantronics, Inc. (the “Company”) and the Company’s Executive Vice President, General Manager, Products, Thomas Puorro, agreed that Mr. Puorro will transition out of the Company, expected to occur on June 15, 2021 (the "Separation Date"). Mr. Puorro will continue to provide services to the Company to ensure an orderly transition of his responsibilities for which he will continue to receive his present base salary and all existing employee benefits through the Separation Date. The Company has engaged an external recruiting firm to identify and evaluate a potential successor.

Pursuant to the Company's standard form of executive severance agreement entered into on May 14, 2019 with all then current executives, including Mr. Puorro, Mr. Puorro will receive the following severance benefits in exchange for entering into the Company’s standard severance and release agreement ("Severance Agreement"):

(a) Base salary of 12 months;
(b) 100% of target bonus in effect for fiscal year 2022; and
(c) Subject to his timely election, the Company will pay COBRA coverage for Mr. Puorro and his eligible dependents, without charge, to the extent required by the American Rescue Plan Act of 2021 (“ARPA”) (which currently applies to periods of eligible COBRA coverage beginning on or after April 1, 2021 and ending September 30, 2021) for the greater of: (a) the period of time required under the ARPA; or (b) a cumulative total (including without limitation any entitlements under the ARPA) of twelve (12) months from the Separation Date (calculated from the first day of the month following his Separation Date) or until such earlier date on which Mr. Puorro becomes eligible for health coverage from another employer.

The Severance Agreement will further provide for, among other provisions, a customary general release of claims in favor of the Company and continuing confidentiality, non-disparagement, and non-solicitation obligations. Mr. Puorro will not receive any equity awards for fiscal year 2022 and any equity awards that remain unvested on the Separation Date will be forfeited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2021	PLANTRONICS, INC.

		By:	/s/ Lisa Bodensteiner
		Name:	Lisa Bodensteiner
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary